UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 26, 2005

                             VALLEY COMMERCE BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)

         California                     333-118883               46-1981399
         ----------                     ----------               ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

         200 South Court Street
          Visalia, California                                 93291
 --------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (559) 922-9000


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement

     The Valley Commerce Bancorp Amended and Restated 1997 Stock Option Plan (the Plan) was amended to increase the number of shares of Common Stock for which options may be granted by 97,500 shares, bringing the total number of shares authorized for grant to 378,920. As required by the Plan, shareholder approval for the amendment was obtained at a meeting of the shareholders at which the Plan was considered. The matter was put before shareholders at the 2005 Annual Meeting of Shareholders held April 26, 2005, and was approved by a majority of the shares of Common Stock represented at the meeting.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2005                          Valley Commerce Bancorp





                                             By: /s/Roy O. Estridge
                                                 ------------------
                                                    Roy O. Estridge
                                                    Executive Vice President and
                                                    Chief Financial Officer


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